                                                                  Exhibit 2.2(b)

[LETTERHEAD APPEARS HERE]


                                         November 12, 1997

Facsimile Transmission
----------------------

To:     Combination Transaction Participants
        Identified on the Attached Revised Exhibit B

Dear Participant:

        Thank you for promptly reviewing the various documents and for your expeditious reply. I apologize that the documents needed to be modified. Timing is everything, and I hope you can appreciate all that we have to do in the window of time available. I am currently at the printer finalizing the Registration Statement before filing with the Securities and Exchange Commission.

        There are two additional matters requiring your immediate attention, which need to be cared for prior to our filing.

                              IPO Valuation Error
                              -------------------

        Much to my embarrassment, we were advised of a mathematical error in the IPO valuation worksheet (Exhibit E to the Private Placement Memorandum). On page 2, under Undeveloped Prospects - Mirando Hondo (Hinnant 114#1), the value of SASI's interest was not considered, and value was attributed to other parties who have no interest in that prospect. It is important and fair to all parties that this adjustment be proportionally applied to all parties. A corrected IPO valuation worksheet and a revised Exhibit B to the Exchange and Combination Agreement showing the recomputed Applicable Percentage of Exchange Stock allocated to each Contributor are attached.


                      Clarification of Indemnity Language
                      -----------------------------------

        Without limiting the provisions of Section 6.1 and Section 7.4 of the Exchange and Combination Agreement, the Company and the Contributors hereby acknowledge and agree that where the Company's indemnification obligations under
Section 6.1(c) and Section 7.4(a) of the Exchange and Combination Agreement run in favor of the "Contributors", those obligations shall be deemed to run in favor of the Contributors and their respective officers, directors, partners, authorized agents, legal counsel and accountants.

        Without limiting the provisions of Section 1.4(a) of the Registration Rights Agreement, the Company and the Holders hereby acknowledge and agree that where the Company's indemnification obligations under Section 1.4(a) of the Registration Rights Agreement run in favor of the "Holders", those obligations shall be deemed to run in favor of the Holders and their respective officers, directors, authorized agents, legal counsel and accountants.

Combination Transaction Participants
Page 2
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ David A. Miller
    -----------------------
        David A. Miller

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 3
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Giorgio Vozza
    -----------------------
        Giorgio Vozza

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 4
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Ken Foote
    -----------------------
        Ken Foote

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 5
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

SASI Minerals Company

By: /s/ William Casey McManemin
    ---------------------------
        William Casey McManemin
           Attorney-In-Fact

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 6
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ L.H. Hardy
    -----------------------
        L.H. Hardy

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 7
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Dan A. Hughes
    -----------------------
        Dan A. Hughes

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 8
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Sue Ellen Bell
    -----------------------
        Sue Ellen Bell

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 9
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Albert F. Stevens/Joanna R. Stevens
    ---------------------------------------
        Albert F. Stevens/Joanna R. Stevens

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 10
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Charles F. Knight
    ---------------------------------------
        Charles F. Knight

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 11
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ G. O. Brueckner
    ---------------------------------------
        G. O. Brueckner

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 12
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Jerry D. Campbell
    ---------------------------------------
        Jerry D. Campbell

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 13
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By:  /s/ C.E. Miller
    ---------------------------------------
         C.E. Miller

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 14
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Kelly E. Miller
    ---------------------------------------
        Kelly E. Miller

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 15
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Howard Holsman
    ---------------------------------------
        Howard Holsman

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 16
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Dennis LeJeune
    ---------------------------------------
        Dennis LeJeune

Date: November 12, 1997
     ----------------------

Combination Transaction Participants
Page 17
November 12, 1997


        Please feel free to call me at (214) 521-4767, ext. 134, if you have any questions concerning this letter or any other matter regarding the Combination Transaction.

        If you agree to the foregoing proposal, please sign in the space below and fax a copy of the signed version to me at (214)443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


/sc
Enclosure


Agreed and accepted:

By: /s/ Tom M. Ostergard
    ---------------------------------------
        Tom M. Ostergard


Date: November 12, 1997
     ----------------------